Exhibit 99.3

SI INTERNATIONAL, INC.

STOCK OPTION AGREEMENT

EVIDENCING GRANT OF INCENTIVE STOCK OPTIONS

UNDER THE 1998 STOCK OPTION PLAN

THIS STOCK OPTION AGREEMENT (this “Agreement”) is made as of «GrantDate» (the “Grant Date”), by and between SI International, Inc., a Delaware corporation (the “Company”), and «FirstName» «MI» «LastName», an employee of the Company (“Participant”). Certain capitalized terms used herein are defined in Section 9 below.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.   Grant of Stock Options.

(a)           Number of Options;  Exercise Price. The Company hereby grants to Participant «NumberofShares» stock options (the “Options”) under the Company’s 1998 Stock Option Plan (as amended from time to time according to its terms, the “Plan”). Each Option gives the Participant the right, subject to the terms and conditions of the Plan and this Agreement, to purchase one (1) share of Common Stock at a price per share of $«PricePerShare» (the “Exercise Price”).

(b)           Nature of Options. The Options are qualified stock options and are intended to be “incentive stock options” within the meaning of Section 422 of the Code or any successor provision.

(c)           Participant Bound by Plan. A copy of the Plan is attached to this Agreement, and Participant has completely and carefully reviewed this Agreement and the Plan. As an inducement to the Company to issue the Options to Participant, and as a condition thereto, Participant agrees to be bound by all of the terms of the Plan and this Agreement with respect to the Options and all Option Shares, and acknowledges and agrees that the Options and all Option Shares are subject to the repurchase rights, restrictions on transfer, and the other terms, conditions, and agreements set forth in this Agreement and in the Plan. The Plan is by this reference incorporated herein and made a part hereof.

(d)           Binding Agreement;  Noncontravention. As an inducement to the Company to enter into this Agreement, issue the Options to Participant, and issue the Common Stock upon exercise thereof, and as a condition thereto, Participant represents and warrants to the Company that this Agreement constitutes the legal, valid and binding obligation of Participant, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Participant do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Participant is a party or any judgment, order or decree to which Participant is subject.

(e) Retention of Company’s Rights. As a further inducement to the Company to enter into this Agreement, issue the Options to Participant, and issue the Common Stock upon exercise thereof, and as a condition thereto, Participant acknowledges and agrees that no agreement or arrangement between the Participant and the Company (including, without limitation, the grant of Options to Participant, the issuance of Option Shares upon exercise thereof, and the execution and delivery of this Agreement) shall (i) entitle Participant to remain an employee of the Company for any period of time, (ii) confer upon Participant the right to be selected again at any time in the future as a Plan participant, or (iiii) provide for any adjustment to the number of Option Shares subject to the Options upon the occurrence of subsequent events except as provided in Section 8 below.

2.   Vesting of Options.

(a)          Vesting Schedule. Options granted hereunder may be exercised only to the extent they have become vested in accordance with the terms hereof. Except as otherwise provided herein, 20% of the Options shall vest on each anniversary of the date hereof for so long as the Participant is an employee of the Company or a Subsidiary. Notwithstanding the foregoing, and except as otherwise provided herein, the above vesting shall cease and no Unvested Options (as defined below) shall vest after the date on which Participant’s service as an employee of the Company or a Subsidiary terminates for any reason (the “Termination Date”). Options which have become vested pursuant to the terms of this Agreement are referred to herein as “Vested Options,” and all other Options are referred to herein as “Unvested Options.”

(b)          Effect on Vesting in Case of Employment Termination. Notwithstanding paragraph 2(a) above, the following special vesting rules shall apply if the Participant’s employment with the Company terminates prior to the Options becoming fully vested:

(i)           Death or Disability. If the Participant dies or becomes subject to a disability while an employee of the Company or a Subsidiary, then the Options shall be vested and become fully exercisable as to all of the Option Shares.

(ii)          Retirement. If a Participant ceases to be an employee of the Company or a Subsidiary upon the occurrence of his or her retirement, then any portion of the Options which have not yet vested or become exercisable shall be forfeited immediately upon such retirement; provided, however, that such Options may become fully vested and exercisable in the discretion of the Committee.

(iii)          Discharge for Cause. If a Participant ceases to be an employee of the Company or a Subsidiary due to Cause, all of the participant’s Options shall be forfeited immediately upon such cessation, whether or not then exercisable.

(iv)          Other Termination of Employment. Unless otherwise determined by the Committee, if the Participant ceases to be an employee of the Company or a Subsidiary other than by death, disability, retirement or discharge for Cause, the Options shall be vested and fully exercisable with respect to that portion of the Options that were vested and exercisable on the date the Participant ceased to be an employee of the

Company or a Subsidiary and any portion of the Options that were not vested and exercisable on such date shall expire and be forfeited.

3.           Term and Expiration of Options.

(a)          Normal Expiration. Subject to earlier expiration as provided herein, all of the Options shall expire and no longer be exercisable at the close of business on the seventh anniversary of the Grant Date (the “Expiration Date”).

(b)         Early Expiration upon Termination of Employment. Any portion of the Options that were not vested and exercisable on the date the Participant ceased to be an employee of the Company or a Subsidiary shall expire and be forfeited on such date (after giving effect to the vesting provisions of paragraph 2(b) above), and any portion of the Options that were vested and exercisable on the date the Participant ceased to be an employee of the Company or a Subsidiary shall also expire and be forfeited; provided that (i) if the Participant dies or becomes subject to a disability, the Options shall expire one year from the date of such death or disability, but in no event after the Expiration Date; provided that, notwithstanding the foregoing, if the disability giving rise to the termination of employment is not a disability within the meaning of Section 22(e)(3) of the Code and the Options are not exercised by the Participant within 3 months after the date of termination of employment, the Options will cease to qualify as an Incentive Stock Option and will be treated as a Nonqualified Stock Option under the Plan if required to be so treated under the Code, (ii) if the Participant ceases to be an employee of the Company or a Subsidiary due to retirement, the portion of the Options that are vested and exercisable shall expire at the end of a period of up to three years from the date of such retirement, but in each case in no event after the Expiration Date; provided that if the Options are not exercised by the Participant within 3 months after the date of retirement, the Options will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code, and (iii) if the Participant is discharged other than for Cause, the portion of the Options that are vested and exercisable shall expire 3 months from the date of such discharge, but in no event after the Expiration Date. If the Participant is discharged for Cause, all of the Options not previously exercised shall expire and be forfeited whether exercisable or not.

4.            Exercise of Options.

(a)           Exercisability. Options may be exercised in accordance with this Section 4 only to the extent they are outstanding, have become Vested Options in accordance with Section 2, and have not yet expired in accordance with Section 3.

(b)           Procedure for Exercise. Participant may at any time and from time to time exercise an Option in whole or in part, to the extent such Option is then exercisable, by delivery to the Company of both (i) written notice to the Company (to the attention of the Company’s Secretary or, if the Company has appointed an executive to administer the Plan, of such administrator) setting forth the number of Option Shares (including fractional shares) with respect to which Participant is exercising Options (the “Exercise Notice”), and (ii) full payment of an amount (the “Option Price”) equal to the product of (x) the Exercise Price times (y) the number of Option Shares (including fractional shares) to be acquired in such exercise. As conditions to any exercise of Options: (A) Participant shall permit the Company to deliver to Participant all financial and other information regarding the Company as the Company believes necessary or desirable for Participant to make an informed investment decision, and (B) legal counsel for the Company must be satisfied at the time of exercise that the issuance of shares of Common Stock upon exercise will be in compliance with the Securities Act and other applicable federal, state, local, and foreign laws.

(c)          Representations upon Exercise. In connection with any exercise of Options and the issuance of Option Shares thereunder (other than pursuant to an effective registration statement under the Securities Act), Participant shall by the act of delivering the Exercise Notice (and without any further action on the part of Participant) represent and warrant to the Company that as of the time of such exercise:

(i)           The Option Shares to be acquired by Participant upon exercise shall be acquired for Participant’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and the Option Shares shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

(ii)          Participant is sophisticated in financial matters, and is able to evaluate the risks and benefits of the investment in the Option Shares.

(iii)         Participant is able to bear the economic risk of its investment in the Option Shares for an indefinite period of time and is aware that transfer of the Option Shares may not be possible because (A) such transfer is subject to contractual restrictions on transfer set forth herein, and (B) the Option Shares have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act and such applicable state securities laws or an exemption from such registration is available.

(iv)         Participant has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Option Shares issued upon exercise and has had full access to such other information concerning the Company as he has requested.

(v)          The Option Shares shall be offered and issued to Participant pursuant to the Plan and as part of the compensation and incentive arrangements between the Company and Participant, and not for capital-raising purposes.

Participant shall in connection with any exercise of Options make such additional customary investment representations as the Company may require. At the time of any exercise of Options, Participant shall execute such documents necessary for the Company to perfect exemptions from registration under federal and state securities laws as the Company may reasonably request.

(d)          Form of Consideration.  Payment of the Option Price shall be made in cash (including check, bank draft or money order); provided that the Committee may, in its sole discretion and subject to such conditions as the Committee may establish, permit Participant to pay such Option Price in another form including but not limited to a promissory note in the aggregate principal amount equal to the Option Price or any combination of cash and/or other consideration in the aggregate amount equal to the Option Price.

(e)          Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from Participant from any amounts due and payable by the Company to Participant the amount of any withholding or other tax due from the Company with respect to any shares issuable under the Options, and the Company may defer such issuance unless indemnified to its satisfaction. The Committee may, in its sole discretion, permit Participant to satisfy such a withholding obligation by having the Participant pay other consideration equal to the required withholding amount.

(f)           Election under Section 83(b) of the Code. Unless otherwise agreed by the Participant and the Company, in the event of an issuance of Option Shares upon exercise of Options that are Nonqualified Stock Options at the time of exercise, which exercise occurs prior to the consummation of a Public Offering or a Sale of the Company, Participant shall in connection with such exercise execute an election under Section 83(b) of the Code with respect to such Option Shares in form and substance reasonably satisfactory to the Company.

5.   Restrictions on Transfer of Options and Option Shares.

(a)           Retention of Options. Participant shall not sell, transfer, assign, pledge, hypothecate, or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Options (a “Transfer” of Options), except (i) by will or the laws of descent and distribution (in which case the restrictions set forth in the Plan and in this Agreement shall continue to apply to such Options (and any Option Shares issued upon exercise thereof) after such Transfer and the transferees of such Options shall have agreed in writing to be bound by the provisions of this Agreement with respect to such Options (and any Option Shares issued upon exercise thereof)), (ii) pursuant to the repurchase provisions set forth in Section 6 hereof, or (iii) in exchange for other options in connection with a Sale of the Company as described in Section 7 below. Options may be exercised only by Participant (or by Participant’s legal guardian or legal representative).

(b)           Retention of Option Shares.

(i)            Participant shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Option Shares (a “Transfer” of Option Shares), except pursuant to (A) the repurchase provisions of Section 6 hereof, or (B) a Sale of the Company (each, an “Exempt Transfer”).

(ii)            The restrictions contained in this paragraph (b) shall not apply with respect to Transfers of Option Shares (A) pursuant to applicable laws of descent and distribution or (B) among Participant’s Family Group; provided that the restrictions contained in this paragraph shall continue to be applicable to the Option Shares after any such Transfer, the transferees of such Option Shares shall have agreed in writing to be bound by the provisions of the Plan and this Agreement with respect to the Option Shares so transferred, and (prior to the death of Participant) each such transferee of Option Shares shall have entered into proxies and other agreements satisfactory to the Committee pursuant to which Participant shall have the sole right to vote such Option Shares for all purposes. For purposes of this Agreement, “Family Group” means Participant, Participant’s spouse and descendants (whether natural or adopted), any trust which at the time of such Transfer and at all times thereafter is and remains solely for the benefit of Participant and/or Participant’s spouse and/or descendants and any family partnership, the partners of which at the time of such Transfer and at all times thereafter consist solely of Participant, such spouse, such descendants and/or such trusts.

(iii)         The restrictions on transfer of Option Shares set forth in this paragraph (b) shall continue with respect to each Option Share following any Transfer thereof (other than an Exempt Transfer); provided that such restrictions shall terminate and cease to apply upon the first to occur of a Public Offering or a Sale of the Company.

(c)          Opinion of Valid Transfer. In addition to any other restrictions on transfer imposed on the Option Shares by this Agreement, no holder of Option Shares may Transfer any such Option Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer.

(d)          Restrictive Legend. The certificates representing Option Shares shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON                 ,       , HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN OPTION AGREEMENT BETWEEN THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND A SERVICE PROVIDER OF THE COMPANY.

The legend set forth above shall be removed from certificates evidencing shares which cease to be Option Shares in accordance with the terms hereof.

(e)          Holdback Agreement. Participant shall not effect any public sale or distribution (including sales pursuant to Rule 144) of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and (i) the 180-day period commencing on the effective date of the Company’s initial Public Offering, and (ii) the 90-day period commencing on the effective date of any other underwritten registration of the Company’s securities, unless in each case the Company and the underwriters managing the registered public offering otherwise agree.

(f)          Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Options or Option Shares in violation of any provision of this Agreement shall be void, and the Company shall not record any such purported Transfer on its books or treat any purported transferee of such Options or Option Shares as the owner thereof for any purpose.

6.            Company’s Right to Repurchase Options and Option Shares.

(a)           The Repurchase Right. Upon the termination of Participant’s service as a an employee of the Company for any reason, all Options Shares (including, without limitation, Option Shares issued upon exercise of Options and Option Shares issuable upon exercise of outstanding Vested Options), whether held by Participant or one or more of Participant’s transferees, will be subject to repurchase by the Company at its election pursuant to the terms and conditions set forth in this Section 6 (the “Repurchase Right”).

(b)           Repurchase Price. If Participant’s service as an employee of the Company is terminated for Cause, the repurchase price (the “Repurchase Price”) for all Option Shares shall be the lesser of (x) the Fair Market Value of such Option Shares, and (y) the original Option Price paid for such Option Shares. If Participant is not terminated for Cause, the Repurchase Price for all Option Shares shall be the Fair Market Value for such Option Shares.

(c)           Exercise of Repurchase Option. The Company may elect to purchase all or any portion of the Option Shares by delivering written notice (the “Repurchase Notice”) to the holder or holders of such Option Shares within 30 days after the Termination Date. The Repurchase Notice shall set forth the amount and type of Option Shares to be acquired from each such holder, the aggregate consideration to be paid for such Option Shares, and the time and place for the closing of the repurchase (which shall occur not less than 5 and not more than 30 days after the giving of the Repurchase Notice). The Option Shares to be repurchased by the Company shall first be satisfied to the extent possible from the Option Shares held by Participant at the time of delivery of the Repurchase Notice. If the amount of Option Shares then held by Participant is less than the total amount of Option Shares that the Company has elected to purchase, the Company shall purchase the remaining Option Shares elected to be purchased from the other holder(s) of Option Shares, pro rata according to the amount of Option Shares held of record by each such other holder at the time of delivery of the Repurchase Notice (determined as close as practicable to the nearest whole share).

(d)           Assignment of the Company’s Repurchase Right. The Company, by action of the Board, will have the right to assign all or any portion of its repurchase rights hereunder to any direct or indirect holder of Common Stock (or securities convertible into

Common Stock) and/or to any employee of the Company. Notwithstanding the foregoing, the Company may not assign to any Person its right to pay a portion of the Repurchase Price for Option Shares repurchased hereunder in the form of a promissory note or to offset such Repurchase Price against obligations or indebtedness owed by Participant to the Company.

(e)          Repurchase of Option Shares Issuable upon Exercise of Outstanding Options. In the event any Option Shares issuable upon exercise of outstanding Vested Options are repurchased hereunder, such Options shall be deemed, without further action by the holder of such Options, to be exercised simultaneously with the repurchase of such Option Shares (and a portion of the Repurchase Price for such Option Shares shall be delivered to or retained by the Company as payment of the Option Price for such Option Shares, in a manner consistent with such deemed exercise).

(f)           Closing of the Repurchase. At the closing of the repurchase hereunder, the holders of Option Shares shall deliver all certificates evidencing the Option Shares to be repurchased (accompanied by duly executed stock powers) to the Company (and/or any assignees of the Company’s repurchase right), and the Company (and/or any assignees) shall pay for the Option Shares to be purchased pursuant to the Repurchase Right by delivery of a check or wire transfer of immediately available funds in the aggregate amount of the Repurchase Price for such Option Shares; provided that the Company may pay the Repurchase Price for such Option Shares by offsetting amounts outstanding under any indebtedness or obligations owed by Participant to the Company. The purchasers of Option Shares hereunder shall be entitled to receive customary representations and warranties from the sellers regarding good title to such shares, free and clear of any liens or encumbrances.

(g)          Restrictions. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Option Shares by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company’s debt and equity financing agreements. If any such restrictions prohibit the repurchase of Option Shares hereunder which the Company is otherwise entitled or required to make, the time periods provided in this Section 6 shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions, unless by such time such Repurchase Right has terminated pursuant to paragraph 6(h); provided that notwithstanding the foregoing, in no event shall the time periods provided in this Section 6 be suspended for more than 6 months.

(h) Termination of Repurchase Right. The rights under this Section 6 of the Company and/or its assignees to repurchase Option Shares shall terminate upon a Public Offering.

7.            Sale of the Company.

(a)           Consent to Sale of Company. If a Sale of the Company is approved by the Board (an “Approved Sale”), each holder of Option Shares shall vote for, consent to, and raise no objections against such Approved Sale. If the Approved Sale is structured (i) as a merger or consolidation, each holder of Option Shares shall waive any dissenter’s rights, appraisal rights or similar rights in connection with such merger or consolidation, or (ii) as a sale of stock, each holder of Option Shares shall agree to sell all of such holder’s Option Shares and other shares of the Company’s capital stock on the terms and conditions approved by the Persons approving such sale. Each holder of Option Shares shall take all necessary and desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

(b)           Conditions to Obligation. The obligations of the holders of Option Shares with respect to the Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of a class of the Company’s capital stock shall receive the same form of consideration and the same amount of consideration for each share of such class of capital stock to be sold in such Approved Sale, and (ii) if any holders of a class of the Company’s capital stock are given an option as to the form and amount of consideration to be received, each holder of such class of capital stock shall be given the same option.

(c)           Purchaser Representative. If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 promulgated under the Securities Act (or any similar rule then in effect) may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Option Shares shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated under the Securities Act) reasonably acceptable to the Company. If the holders of Option Shares appoint the purchaser representative designated by the Company, the Company shall pay the fees of such purchaser representative, but if the holders of Option Shares decline to appoint the purchaser representative designated by the Company such holders shall appoint another purchaser representative (reasonably acceptable to the Company), and such holders shall be responsible for the fees of the purchaser representative so appointed.

(d)           Substitution of Outstanding Options upon Sale of the Company. Upon a Sale of the Company, the acquiring or surviving entity in such Sale of the Company (the “Acquiror”) may require Participant, in connection with the closing of such Sale of the Company, to surrender any of Participant’s unexercised Options for cancellation in exchange for granting to the Participant substitute options, where such substitute options are exercisable for securities with a substantially equivalent economic value (as determined in the good faith judgment of the Committee) to the Option Shares for which such surrendered Options were exercisable prior to such exchange.

(e)           Public Offering. In the event a Public Offering is approved by the Board (an “Approved Offering”), the holders of Option Shares shall take all reasonable actions in connection with the consummation of such Public Offering as requested by the Persons approving such Public Offering.

(f)            Termination of Restrictions. The provisions of this Section 7 shall terminate upon the completion of a Sale of the Company.

8.             Adjustments. In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or other change in the shares of Common Stock, the Committee shall make such adjustments in the number and type of shares subject to outstanding Options and the Exercise Price specified herein as it determines to be appropriate and equitable (and such adjustment shall in no event be considered an amendment or modification of the Plan or of this Agreement). The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Options.

9.           Definitions.

(a)           “Board” means the Board of Directors of the Company.

(b)           “Cause” means (A) Participant’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company, Participant’s perpetration or attempted perpetration of fraud, or Participant’s participation in a fraud or attempted fraud, on the Company, or Participant’s unauthorized appropriation of, or attempt to misappropriate, any tangible or intangible assets or property of the Company, or (B) any act or acts of disloyalty, misconduct or moral turpitude by Participant injurious to the interest, property, operations, business or reputation of the Company, or Participant’s conviction of a crime the commission of which results in injury to the Company.

(c)           “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

(d)           “Committee” shall mean the Executive Committee of the Board; provided that the Board may in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall mean the Board for all purposes herein.

(e)           “Common Stock” means the Company’s Common Stock, par value $.01 per share.

(f)            “Company” means SI International, Inc., a Delaware corporation, and (except to the extent the context requires otherwise) any “subsidiary corporation” of SI International, Inc., as such term is defined in Section 424(f) of the Code.

(g)           “Fair Market Value” of the Common Stock means the fair value of the Common Stock determined in good faith by the Committee. Notwithstanding the foregoing, if the Common Stock is, as of the date of determination, listed on any securities exchange or quoted in the Nasdaq Stock Market or the over-the-counter market, the fair market value shall mean the average, over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day, of the closing prices of the sales of any such securities on all securities exchanges on which such security may at the time be listed. If there have been no sales on any such exchange on any day, the fair market value shall be based on the average of the highest bid and lowest asked prices on all such exchanges at the end of such day. If on any day such security is not quoted in the Nasdaq Stock Market, the fair market value shall be based on the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

(h)           “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(i)            “Nonqualified Stock Option” means any stock option other than an Incentive Stock Option.

(j)            “Option Shares” means (i) all shares of Common Stock issued or issuable upon exercise of Options and (ii) any other securities issued directly or indirectly with respect to the securities referred to in clause (i) above by way of a stock split, stock dividend or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion, exchange, or exercise of any of the foregoing securities. As to any particular securities constituting Option Shares, such shares shall cease to be Option Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (c) repurchased pursuant to the provisions of Section 6 hereof.

(k)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(1)           “Public Offering” means any underwritten sale of the Company’s common stock pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-l (or a successor form adopted by the Securities and Exchange Commission); provided that the following shall not be considered a Public Offering: (i) any issuance of common stock as consideration or financing for a merger or acquisition, and (ii) any issuance of common stock or rights to acquire common stock to employees of the Company or its Subsidiaries as part of an incentive or compensation plan.

(m)          “Sale of the Company” means either (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the consolidated assets of the Company, or (ii) a transaction or series of transactions (including by way of merger, consolidation, or sale of stock, but not including a Public Offering) the result of which is that the holders of the Company’s outstanding voting stock immediately prior to such transaction(s) are after giving effect to such transaction(s) no longer, in the aggregate, the “beneficial owners” (as such term is defined in Rule 13d-3 and Rule 13d-5 promulgated under the Securities Exchange Act), directly or indirectly through one or more intermediaries, of more than 50% of the voting power of the outstanding voting stock of the Company.

(n)           “Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

(o)           “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

10.         Nonsolicitation. During Participant’s employment with the Company and for 12 months thereafter (the “Nonsolicitation Period”), Participant shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any employee thereof, (ii) hire any person who was an employee of the Company at any time during the 24 months preceding the termination of Participant’s employment with the Company, or (iii) induce or attempt to induce any customer, developer, client, member, supplier, licensee, licensor, franchisee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, developer, client, member, supplier, licensee or business relation and the Company (including, without limitation, making any negative statements or communications about the Company).

11.         Miscellaneous Provisions.

(a)           Mandatory Arbitration. Subject to paragraph (g) below, all claims, disputes, controversies or other matters in question arising under or relating to this Agreement (collectively, “Disputes”)  shall,  if unable to be resolved within 10 days of preliminary negotiation between the parties to such Dispute, be resolved through binding arbitration in accordance with the commercial arbitration rules and practices of the American Arbitration Association. The situs of such arbitration shall be in Washington, D.C., or such other place as is mutually agreeable to the parties. The cost of each arbitration proceeding, including without limitation the arbitrator’s compensation and expenses, hearing room charges, court reporter transcript charges, reasonable attorney fees and expenses, etc., shall be allocated among the parties based upon the percentage which the portion of the contested amount in such Dispute not awarded to each party bears to the amount actually contested by such party. The parties hereto agree that, subject to paragraph (g) below, mandatory arbitration under this Section 11 (a) shall be the sole and exclusive remedy for resolving and remedying all Disputes hereunder.

(b)          Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(c)          Complete Agreement. This Agreement and the Plan embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d)          Counterparts. This Agreement may be executed in separate counterparts, none of which need contain the signature of more than one party hereto but each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e)          Successors and Assigns. Except as otherwise provided herein,  this Agreement shall bind the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns whether so expressed or not.

(f)           Choice of Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

(g)          Equitable Remedies. Each of the parties to this Agreement agree and acknowledge that money damages would not be an adequate remedy if Participant or any other holder of Option Shares were to breach any of the provisions of Sections 5, 6,7 or 10 hereof, and that the Company (or any third-party beneficiary hereof) may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of Sections 5, 6,7 or 10 of this Agreement.

(h) Amendment, Modification, or Waiver. The provisions of this Agreement may be amended, modified, or waived only with the prior written consent of the Company and either the Participant or a majority (based on the number of Option Shares held) of the Participants (as defined in the Plan) negatively affected by a similar amendment made to their Option Agreement.

(i) Third-Party Beneficiaries. The parties hereto acknowledge and agree that certain provisions of this Agreement are intended for the benefit of certain direct and indirect holders of Common Stock or employees of the Company to which the Company assigns any of its repurchase rights under Section 6 hereof or of Persons approving a Sale of the Company or a Public Offering as described in Section 7 hereof, that such Persons are third-party beneficiaries of this Agreement and that provisions of this Agreement shall be enforceable by such Persons as provided herein.

(j) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of Delaware, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(k) Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(1) Notices .. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. E.S.T. on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the following Persons at the following addresses:

To the Company:

SI International, Inc.

8484 Westpark Drive, Suite 630

McLean, Virginia 22102

Attention: Nisha Tyree

To the Participant:  at the address listed in the Company’s records.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(m)         Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

*     *     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement on the date first written above.

SI INTERNATIONAL, INC.

By:
Name: Ray J. Oleson
Title: Chairman/Chief Executive Officer

PARTICIPANT:

Name: «FirstName» «MI» «LastName»
SSN: «SSN»

Grant Date:

Number of Shares:

Exercise Price:

Division: